Exhibit 99.1

Investing in the Future of Energy 2014 Annual Meeting of Stockholders June 10, 2014

Forward-Looking Statements Investing in the Future of Energy NASDAQ (WRES) 2 Forward-Looking Statements. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Certain statements in this presentation are forward-looking and are based upon the current belief of Warren Resources, Inc. (“Warren") as to the outcome and timing of future events. All statements, other than statements of historical facts, that address activities that Warren plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future production of oil and gas, future capital expenditures and drilling of wells and future financial or operating results are forward-looking statements. No assurance can be given that any of such plans, expectations, estimates or projections will prove to have been correct, and the same can be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Important factors that could cause actual results or other expectations expressed in this presentation to differ materially from those in the forward-looking statements herein include, but are not limited to: changes in oil and gas prices and hedging activities undertaken in relation thereto; changes in expected levels of oil and gas reserve estimates and production estimates; the inability to drill wells on a substantial portion of our acreage due to insufficient capital, market conditions or other factors; the timing and results of drilling and other development activities; any inability to hold substantial leases; governmental and environmental regulations and permitting requirements and delays; the availability of capital and credit market conditions; unsuccessful exploratory activities; unexpected cost increases; delays in completing production, treatment and transportation facilities; the availability and cost of obtaining equipment and technical personnel; operating hazards; risks associated with the availability of acceptable transportation arrangements; unanticipated operational problems; potential liability for remedial actions under existing or future environmental regulations; changes in tax, environmental and other laws applicable to our business as well as general domestic and international economic and political conditions; concentration of customers; inability to replace reserves as they are produced; climate change; computer security breaches; and factors that may affect our common stock including the numbers of shares subject to registration rights; stock price volatility; anti-takeover measures in our organizational documents; and any failure to make appropriate assumptions or estimates in the preparation of our financial statements or to maintain adequate internal control over financial reporting. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Warren's actual results and plans could differ materially from those expressed in the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation or as of the report document in which they are contained. Absent legal requirement, we assume no duty to update these statements as of any future date. Further information on risks and uncertainties that may affect Warren’s operations and financial performance, and the forward-looking statements made herein, is available in the Company’s filings with the Securities and Exchange Commission (www.sec.gov), including its Annual Report on Form 10-K under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other public filings and press releases. Reserves. The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions of such terms. Warren discloses only estimated proved reserves in its filings with the SEC. Warren's estimated proved, reserves as of December 31, 2013 contained in this presentation were prepared by Netherland, Sewell & Associates, Inc., a nationally recognized engineering firm, and comply with definitions promulgated by the SEC. Additional information on Warren’s estimated proved reserves is contained in Warren's Annual Report on Form 10-K. In this presentation, Warren may also use internal estimates of “resource potential” or “prospective or potential resources” or other descriptions of volumes of resources potentially recoverable through additional exploratory drilling or recovery techniques, which volumes the SEC's guidelines strictly prohibit Warren from including in filings with the SEC. These estimates, as well as estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Warren. Prospective resources refers to Warren's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Prospective resources does not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System. Actual quantities that may be ultimately recovered from Warren's interests might differ substantially. Factors affecting ultimate recovery include the scope of Warren’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals, changes in law and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of prospective resources may change significantly as development of our resource plays provides additional data.

Table of Contents Company Overview 4 Operations14 Financial Overview 31 Conclusion 35 Appendix 38 Investing in the Future of Energy NASDAQ (WRES) 3

1. Company Overview Investing in the Future of Energy NASDAQ (WRES) 4

Company Overview Investing in the Future of Energy NASDAQ (WRES) 5 Financial Profile Asset Profile Ticker: Share price3: Shares Outstanding2,4: Market Capitalization: Cash and equivalents2: Long-Term Debt2: Enterprise Value (EV)3: TTM EBITDA (ended 1Q 2014)5: EV / EBITDA5: Net debt / EBITDA5: NASDAQ: WRES $4.66 73.6 MM $343.2 MM $1.8 MM $82.0 MM $423.5 MM $82.4 MM 5.1x 1.0x Estimated proved reserves1: % Oil1: % Total PDP and PDNP1: PV-101,5: 1Q 2014 Average daily net production: Oil as % of total production R/P Ratio1: 33.7 MMBoe 48% 64% $504 MM 6,034 Boe/d 48% 15.7 years As of Dec. 31, 2013 As of March 31, 2014 As of June 6, 2014 Basic common shares See reconciliations to US GAAP in Appendix

Wilmington Field in the Los Angeles Basin 3rd largest U.S. oilfield Waterflood oil recovery Net avg. daily production (1Q14): 3,067 Bbl/d 16.1 MMBbls estimated proved reserves as of 12/31/13 (53% PDP/PDNP) 150 gross identified potential Wilmington drilling locations* Leroy Pine – Expansion Area Commenced drilling in late Oct. 2013 Initial production expected in 2Q14 Total 19 producing well development plan Areas of Operations Investing in the Future of Energy NASDAQ (WRES) 6 California Properties Wyoming Properties Producing Properties Focus Areas Offices NM WY CA Located in Washakie Basin Commercial CBM development 2012 acquisition of Anadarko interests provided operatorship and 100% ownership of pipeline and infrastructure Approx. 111,000 Gross (86,000 net) acres Net avg. daily production (1Q14): 17,814 Mcf/d 102.6 Bcf of estimated proved reserves as of 12/31/13 (73% PDP/PDNP) 175 targeted CBM drilling locations and 225 additional potential locations* 71,000 net acres prospective for Niobrara, Shannon, Sussex and other Deep formations * Probable, possible & contingent locations; internally generated unrisked estimated potential locations

Company History

- Warren Resources, Inc. is an independent energy company engaged in the acquisition, exploration, development and production of domestic oil and natural gas reserves.
  - ➢ The Company's activities are primarily focused on oil production in the Wilmington field in the Los Angeles Basin in California, and natural gas production in the Washakie Basin in Wyoming.
- Since its initial public offering in 2004, Warren has focused on developing its projects with highest potential return, adjusting capital allocation to match commodity cycles
- Recent additions to management and Board position Company for further growth



Feb '05: Acquired Magness Petroleum & Next Generation Investments in Wilmington, CA
Dec '05: Completed $100 MM follow-on offering
Oct '09: Priced $31 MM follow-on offering
Dec '11: Announced $300 MM credit agreement
Dec '12: Appointed Philip A. Epstein as Chairman & CEO
Mar '14: Renewed focus on growth with introduction of 2014 capital budget of $116 MM, the largest in 5 years
2004 – 2005 – 2006 – 2007 – 2008 – 2009 – 2010 – 2011 – 2012 – 2013 – 2014
Dec '04: Completed $82 MM IPO
Dec '05: North Wilmington Unit acquired from Global Oil Production & Wilmington Management
Apr '10: Recommenced drilling in Wilmington, CA oil field
Oct '12: Acquired WY E&P and midstream assets from Anadarko Petroleum
Dec '12: Marcus Rowland elected to Board of Directors
April '13: Recommenced development of NWU in Ranger formation
Aug '13: Acquired Leroy Pine Project area
Spring – Fall '13: Successfully executed initial 27 CBM well drilling program as operator in WY

Investing in the Future of Energy NASDAQ (WRES) 7

Warren RESOURCES

Senior Management Team Investing in the Future of Energy NASDAQ (WRES) 8 Philip A. Epstein Chairman & CEO Joined Warren Resources in December 2012 as Chairman and CEO Over 25 years of significant experience in the oil and natural gas industry In 1992, participated in the founding of Belco Oil & Gas Corp. and served in senior positions Previously co-founded and formerly served as Managing Director of Calypso Energy LLC and co-founded Superior Renewable Energy LLC Stewart P. Skelly Vice President & CFO Joined Warren in 2000 Appointed CFO in July 2013 Served as Vice President and Controller from 2002 to 2013 Served as Assistant Controller from 2000 to 2002 Robert M. Dowell VP & General Manager of CA and WY Business Units Joined Warren Resources in 2007 Over 34 years of experience in various engineering and operations roles Held positions with PA Consulting, Southern California Gas Company and Texaco/Getty Oil Co. Jeffrey R. Keeler VP of Project Development Joined Warren Resources in January 2014 Over 20 years of experience in the Energy Sector in development, M&A, and government affairs. Held positions with Enron Corp., Iberdrola; founded and managed energy investment firm Liberty Clean Power, LLC.

Business Strategy Optimize Operations on Current Assets Grow production from current low-risk, long-life assets Control operational and development costs; increase efficiencies Continuous technical analysis of data collected from drilling activity to identify additional drilling locations Closely Analyze Financial Performance Maintain in-depth evaluation of financial results Identify avenues to reduce non-operational costs Pursue Acquisitions of Properties with Development Potential Leverage core competencies and provide economies of scale Focus on operated properties with existing production and significant drilling potential Investing in the Future of Energy NASDAQ (WRES) 9

Reserves Well Balanced Between Oil & Gas Investing in the Future of Energy NASDAQ (WRES) 10 Asset Summary Oil Reserves* Estimated Proved Reserves Composition* Natural Gas Reserves* By Category By Product Estimated Proved Reserves of 33.7 MMBoe as of December 31, 2013 48% oil, 64% proved developed (PDP/PDNP) Year-end 2013 PV-10 of $504 million* Proved developed reserve life index of 10 years * Proved reserves and PV-10 reflecting year-end 12/31/13 SEC proved reserves; PV-10 reconciliation to US GAAP in Appendix PDP 46% PDNP 18% PUD 36% Oil 48% Natural Gas 52%

Strong Production Growth Through Cycles A track record of growing production while lowering costs Historical Annual Production* (MBOE) Historical Cost Structure** ($/BOE net) * 2014E production reflects midpoint of FY14 production guidance as of May 7th ** Lease operating expenses (LOE), includes P&A and property taxes Investing in the Future of Energy NASDAQ (WRES) 11 2012 $22.20 $20.70 $16.92 $16.54 $17.54 $16.31 $17.16 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2007 2008 2009 2010 2011 2012 2013

Large Inventory of Potential Drilling Locations

- **Wilmington Field, California:**
  - 68 gross PUD locations[1]
  - 82 gross identified additional potential undeveloped locations[1,2,3]
  - In total represents 6.5 years of drilling inventory[4]
- **Leroy Pine, California:**
  - 16 gross identified additional potential undeveloped locations[1,2]
- **Atlantic Rim CBM, Wyoming:**
  - 49 gross PUD locations[1,2]
  - 351 gross additional potential undeveloped locations[1,2]
  - In total represents 16 years of drilling inventory[4]

Gross PUD Locations


WY CBM 49
WTU 42
NWU 26

Gross Potential Additional Locations


Leroy Pine 16
WTU 80
NWU 2
WY CBM 351

1) As of Dec. 31, 2013
2) Probable, possible & contingent locations internally generated unrisked estimated potential locations
3) 15 gross locations in the WTU Upper Terminal and 7 gross locations in the WTU deep zones 237/Schist comprise total contingent locations
4) Assumes 23 gross producer wells drilled per year in California and 25 gross producer wells in Wyoming

Investing in the Future of Energy NASDAQ (WRES) 12

Warren RESOURCES

2014: Capital Expenditure Budget Investing in the Future of Energy NASDAQ (WRES) 13 2014 Capex by Area 2014 Capital Expenditure Budget California 66% Wyoming 34% $116 MM Wells Producers Injectors/ Disposal Total WTU 17 5 22 $30.8 $7.9 $38.7 NWU 6 5 11 $19.3 $4.8 $24.1 Leroy Pine 12 2 14 $12.3 $2.0 $14.3 WY CBM 48 6 54 $32.5 $6.4 $38.9 Total 83 18 101 $94.9 $21.1 $116.0 Operating Area Drill & Complete Facilities & Infras. Total CapEx

2. Operations Investing in the Future of Energy NASDAQ (WRES) 14

California Operations Investing in the Future of Energy NASDAQ (WRES) 15

California: Wilmington Oil Field

Overview

- Third largest U.S. oilfield
- Produced over 2.5 billion barrels of oil since discovery in the 1930's
- Warren represents ~10% of current production of the Wilmington Field
  - Primary operator in the area is Occidental Petroleum
- Warren-operated WTU and NWU have produced more than 150 and 38 MMBbls, respectively
- Waterflood development in the shallow Tar, Ranger and Upper Terminal formations
- Deeper Ford formation development commencing in 2014
- 5 stacked pay zones from 2,600' to 6,000' containing 14 reservoirs

Los Angeles Basin


Warren Properties
Wilmington Field 9 billion Bbls OOIP
~27% produced to date

Investing in the Future of Energy NASDAQ (WRES) 16 Warren RESOURCES

California: Wilmington Field Overview

Wilmington Townlot Unit ("WTU")

- Operated by Warren with 99% WI / 81% NRI
- 1,440 gross (1,424 net) acres
- Produced over 150 MMBbls from primary and secondary production
- Avg. daily production (1Q 2014): 2,683 Bbls/d, net
- Proved Reserves[1]: 11.8 MMBbls, net (60% PDP/PDNP)

North Wilmington Unit ("NWU")

- Operated by Warren with 100% WI / 85% NRI
- 1,036 gross and net acres
- Produced more than 38 MMBbls
- Avg. daily production (1Q 2014): 402 Bbls/d, net
- Proved Reserves[1]: 4.2 MMBbls, net (31% PDP/PDNP)

Total Wilmington Field

- 68 PUD locations
- 82 additional currently identified probable, possible and contingent locations
- Approximately 9+ MMBbls incremental resource potential[2]



Salt Lake
Beverly Hills
Los Angeles
Chevice Hills
Montebello
Englewood
Bandin
Brea-Olenda
Sante Fe Springs
Playa Del Rey
Yorba Linda
Rosecrans
El Segundo
West Coyote
East Coyote
Dominguez
Krawe
Olive
CA
WILMINGTON
Richfield
Long Beach
L.A. Basin
Seal Beach
Huntington Beach
Wilmington Townlot Unit
North Wilmington Unit

1) As of Dec. 31, 2013
2) Resource potential numbers reflect internally generated unrisked resource potential estimates

Investing in the Future of Energy NASDAQ (WRES) 17

Warren RESOURCES

California: Wilmington Townlot Unit Investing in the Future of Energy NASDAQ (WRES) 18

California: Existing WTU Cellar WTU Centralized Drilling and Production Cellars Warren’s drilling cellars received the IOGCC 2011 Environmental Stewardship Award for independent oil companies. Investing in the Future of Energy NASDAQ (WRES) 19

California: Wilmington Development Strategy

- Continue horizontal / sinusoidal development
- Drill "highly targeted wells" in 5 stacked pay zones from 2,600' to 6,000' containing 14 reservoirs
- Projecting per well IRRs of 30% - 70%
  - $85.00 California Midway-Sunset (CMS) oil price deck used for planning
- Use modern technology to maximize recovery
  - 27% of Warren's 750 MMBbl OOIP produced since 1930's
  - As of Dec. 31st, 2013, estimated proved oil reserves of 16.1 net million barrels
  - 35%+ OOIP recovery potential based on field performance

Producing Zones


SW
NE
Tar
Ranger
Terminal
Union Pacific
Ford/237
Schist
Basement
- 3000'
- 6000'
- 9000'
Productive Limits
One Mile

Oil Reservoirs



Investing in the Future of Energy NASDAQ (WRES) 20

Warren RESOURCES

California: WTU Ford Formation Investing in the Future of Energy NASDAQ (WRES) 21 WTU Ford Type Curve Successfully tested in 2011 Development commenced in Feb. 2014 2014 drilling plan of 8 producer wells and 2 injector wells Drilled and completed 3 Ford producer wells by March 31st The wells’ 30 day IP rates averaged 90 Bbl/d Subsequent to March 31st, drilled and completed: 2 additional Ford producer wells and 1 Ford Injector well Booked 8 gross Ford PUD locations at year-end 2013 Currently identified 14 gross additional probable and possible locations EUR (Gross): 177 MBO

California: Leroy Pine Project Investing in the Future of Energy NASDAQ (WRES) 22 Acquired 62.5% working interest in Leroy Pine Reactivation Project in August 2013 Located in the Santa Maria Valley Oil Field in Santa Barbara County, CA Significant well control Unocal drilled 24 wells that produced a total of 6 MMBO before exiting the project Drilling to the upper portion of Monterey reservoir (4,000’ - 6,000’) where Chert is more present Planning conventional vertical development Initial production expected in 2Q 2014

Rockies Operations Investing in the Future of Energy NASDAQ (WRES) 23

Wyoming: Atlantic Rim Operations Overview

Atlantic Rim Project

- Commercial CBM production established by Warren in 2002, Anadarko operator through end of 2012
- Warren Approved as operator of the Spyglass Hill Unit in the Atlantic Rim in 2013
- Approx. 111,000 gross (86,000 net) acres prospective for CBM development
  - Estimated Proved reserves: 106.0 Bcf (Dec. 31, 2013)
  - 175 gross targeted drilling locations and an additional 225 potential locations
  - 300-400 Bcf incremental resource potential*
  - Over 60 well stimulation opportunities
- ~71,000 net acres prospective for deeper, oil and gas-bearing formations (Niobrara, Sussex Shannon, etc.)


Williston
NORTH DAKOTA
MONTANA
Big Horn
Powder River
Wind River
WYOMING
Greater Green River
Washakie
Uinta + Piceance Park
DJ Basin
COLORADO
KANSAS
80
71
789
70
Atlantic Rim Project

* Resource potential numbers reflect internally generated unrisked resource potential estimates

Investing in the Future of Energy NASDAQ (WRES) 24

Wyoming: Atlantic Rim - Sub-unit Detail Investing in the Future of Energy NASDAQ (WRES) 25 Area Summary as of March 31st, 2014 Doty Mountain Sun Dog Grace Point Maxwell Hollow (formerly Brown Cow) Starr Draw Catalina Unit (ESCR operated) 1Q 2014 Net Proved Current Producing Avg. Production Reserves* Area Operator WI (%) Wells (MMcf/d) (Bcf) Operated Spyglass Hill Unit: Sun Dog Warren 69% 75 6.3 46.7 Doty Mountain Warren 73% 69 8.6 44.6 Grace Point Warren 81% 22 0.4 8.4 Other : Other Non-op 13% 71 2.5 6.3 Total 237 17.8 106.0 * As of Dec. 31, 2013

Atlantic Rim: Midstream Assets Pipeline Map Investing in the Future of Energy NASDAQ (WRES) 26 Warren owns 100% of the gathering line to CIG after acquiring Anadarko’s 50% interest in Oct. 2012 Owning the gathering line has allowed Warren to lower its LOE’s in the Atlantic Rim Capacity (Mcf/d): 65,000 Utilization (Mcf/d): ~25,000 Rate ($/Mcf): $0.63

Wyoming CBM: Type Curve Investing in the Future of Energy NASDAQ (WRES) 27 Wyoming CBM Type Curve (1.0 Bcf) Year Natural Gas Mcf/d 0 9 1 324 2 476 3 397 4 324

Rockies: Washakie Basin Stratigraphic Column Investing in the Future of Energy NASDAQ (WRES) 28 Late Cretaceous aged coals Three coal bearing sections Almond Pine Ridge Allen Ridge Average net coal thickness is approximately 35 feet Multiple thin coal seams surrounded by highly porous water bearing sandstones Lewis Shale Top of Mesa Verde Almond Section Pine Ridge Section Allen Ridge Section

Wyoming Deep Potential: Producing Zones Investing in the Future of Energy NASDAQ (WRES) 29 Atlantic Rim Zones Owns certain deep rights in a portion of the Atlantic Rim area ~71,000 net acres potentially prospective for oil bearing formations including: Shannon (oil) Sussex (oil) Niobrara (oil) Frontier (gas) Dakota (gas) Niobrara interval at depths between 6,000-8,000 ft. across trend Analogous to DJ and Powder River Basins Conducting geological analysis of potential of deeper zones Considering JV with strategic partners CBM – current Warren production

Wyoming Deep Potential: Regional Activity Investing in the Future of Energy NASDAQ (WRES) 30 *Southwestern Energy recently acquired Quicksilver’s and SWEPI LP’s (Royal Dutch Shell) ~300,000 net acre position in the Sand Wash Basin ** Double Eagle changed its name to Escalera Resources * **

3. Financial Overview Investing in the Future of Energy NASDAQ (WRES) 31

Capitalization / Liquidity Current Capitalization & Liquidity Investing in the Future of Energy NASDAQ (WRES) 32 * See reconciliations to US GAAP in Appendix Significant liquidity Ability to be opportunistic with acquisitions that meet criteria Liquidity to fully fund 2014 capital program As of (US$ millions, except per unit amounts) 3/31/14 Cash & Equivalents $1.8 Long-Term Debt Revolving Credit Facility $80.5 Convertible Debentures, less current portion 1.5 Total Debt $82.0 Preferred Stock $0.1 Shareholders' Equity 234.9 Total Capitalization $317.0 Net Debt / Capitalization 25.3% Summary Credit Metrics LTM EBITDA* $82.4 Net Debt / LTM EBITDA 1.0x Liquidity Borrowing Base Amount $165.0 Less: Outstandings (80.5) Credit Facility Availability $84.5 Plus: Cash & Cash Equivalents 1.8 Total Available Liquidity $86.3

Hedges Natural Gas Hedges* Derivatives Quantity Period Gas NYMEX Swap $3.98 12,000 MMBtu/d 4/1/14-12/31/14 Gas NYMEX Swap $4.18 3,000 MMBtu/d 1/1/15-12/31/15 Gas NYMEX CIG $0.20 6,000 MMBtu/d 4/1/14-12/31/14 Investing in the Future of Energy NASDAQ (WRES) 33 Oil Hedges* Derivatives Quantity Period Oil Brent Swap $104.30 700 Bbl/d 4/1/14-9/30/14 Oil Brent Swap $102.12 800 Bbl/d 4/1/14-12/31/14 * Open hedges as of May 7, 2014

Summary Historical Financial Results Investing in the Future of Energy NASDAQ (WRES) 34 Production Revenue EBITDA* Capital Expenditures * 12 months ended 3/31/2014 ** See reconciliation to US GAAP in Appendix

4. Conclusion Investing in the Future of Energy NASDAQ (WRES) 35

Key Reasons to Own Warren Resources Focused management and experienced technical team New leadership focused on maximizing performance from current operations and while accelerating growth Extensive experience in horizontal drilling, waterflood operations and unconventional development Balanced Reserve Base Reserves (as of year-end 2013): 48% oil; 64% PDP Low-Risk, Shallow Decline Assets Proved developed (PDP/PDNP) reserve to production life of 10.0 years Large Resource Potential Upside 9.0+ MMBo in California and 300+ Bcf in Wyoming CBM of resource potential upside to proved reserves Wyoming acreage prospective for multiple deep formations with oil and gas potential Low Leverage and Ample Liquidity Net debt1 to TTM EBITDA2 of 1.0x $86.3 million of available liquidity1 Attractive Valuation Warren’s shares1 reflect a 19% discount to PV-102, adjusted for net debt1 Investing in the Future of Energy NASDAQ (WRES) 36 1) As of 6/6/2014 2) TTM EBITDA as of 3/31/14; Reserves and SEC PV-10 as of 12/31/13; see Appendix for reconciliations of EBITDA and PV-10 to US GAAP

Upcoming Potential Catalysts Production Growth: WTU Ford: 8 production wells and 2 water injectors planned in 2014; Warren’s initial Ford tests in 2011 were positive and offset operator OXY had significant success with its Ford waterfloods WTU/NWU Ranger: Greater water injection support and additional production wells expected to drive continued increases in production Leroy Pine: Initial production expected in 2Q14 from the 3 initial wells drilled in late 2013; 12 producers and 2 injectors planned for 2014 Potential reserves: WTU Ford: Successful 2014 Ford program could allow booking another 14 identified Ford locations with potential to identify additional locations in the Ford and/or deeper zones Leroy Pine: Only 3 wells booked to PDNP at year-end 2013, successful production results could allow booking additional identified locations with potential to identify additional locations going forward Investing in the Future of Energy NASDAQ (WRES) 37 Development of new formations in California should grow oil production and increase future reserve bookings Warren utilized an improved completion design for its 2013 CBM drilling program (1st year as operator) While receiving encouraging initial results from the 2013 drilling program, more data is needed before updating the CBM type curve. Additional data will be provided by continued evaluation of production from the 2013 wells and production results from the 2014 wells. WY Deep rights upside potential Warren has 71,000 net acres in the Atlantic Rim with potential for development of deeper oil and gas formations Well results and additional science work by offset operators in 2014 could generate additional interest Catalyst Comments Improved CBM completion techniques could result in faster incline to peak gas production rate Potential accretive acquisitions Warren continues to actively evaluate potential acquisitions with primary focus on currently producing assets with an inventory of drilling locations where the Company can bring its operational expertise to bear; both bolt-ons and more transformative acquisitions are being considered

5. Appendix Investing in the Future of Energy NASDAQ (WRES) 38

California: 2014 Development Plan Wilmington Townlot Unit Capital budget of $38.7 million $30.8 million drilling and completion, $7.9 million for facilities improvements and other infrastructure costs 8 Ford producers, 2 Ford injectors 2 Tar Horizontal producers, 1 Tar injector 3 Upper Terminal sinusoidal producers 4 Ranger sinusoidal producers, 2 Ranger sinusoidal injectors North Wilmington Unit Capital budget of $24.1 million $19.3 million drilling and completion $4.8 million for facilities improvements and other infrastructure costs 6 Ranger sinusoidal producers, 5 Ranger sinusoidal injectors Leroy Pine Capital budget of $14.3 million $12.3 million drilling and completion $2.0 million for facilities improvements and other infrastructure costs 12 producers, 2 water disposal wells Investing in the Future of Energy NASDAQ (WRES) 39 California 2014 Capital Allocation Total capital expenditure budget of $77 million for California in 2014 82% allocated to drilling and completion activity

Wyoming CBM: 2014 Development Plan Wyoming CBM 2014 Capital budget of $38.9 million $32.5 million drilling and completion, $6.4 million for facilities improvements and other infrastructure costs 48 gross producer wells 6 water disposal injection wells 2014 development activity expected to satisfy 2014 and 2015 BLM drilling requirements to hold Spyglass Unit, with no further drilling to hold unit required until mid-year 2016 Investing in the Future of Energy NASDAQ (WRES) 40 Wyoming CBM 2014 Capital Allocation Total $39 million capital expenditure budget for Wyoming CBM in 2014 84% allocated to drilling and completion activity

California: Wilmington Field Type Curves Investing in the Future of Energy NASDAQ (WRES) 41 WTU Tar WTU Ranger WTU Upper Terminal NWU Ranger Year Bbl/d Oil Decline 0 110 1 54 51% 2 36 33% 3 27 25% 4 21 22% Year Bbl/d Oil Decline 0 103 1 62 40% 2 43 31% 3 32 26% 4 25 22% Year Bbl/d Oil Decline 0 40 1 36 10% 2 33 8% 3 30 9% 4 27 10% EUR (Gross): 88 MBO EUR (Gross): 171 MBO Year Bbl/d Oil Decline 0 53 1 37 30% 2 27 27% 3 20 26% 4 16 20% EUR (Gross): 136 MBO

Drilling Inventory: Total Gross Potential Locations

- Future upside to current production and reserves with large inventory of unproved undeveloped drilling locations
- Warren continues to identify new locations in supposedly mature areas in California through analysis of data collected in drilling program
- Large inventory of future drilling locations:
  - **Identified potential undeveloped locations in the Wilmington Field represent 6.5 years of drilling inventory*****
    - 68 gross PUD locations
    - 82 gross additional identified probable and possible locations
  - **16 additional identified probable and possible Leroy Pine locations**
  - **Potential undeveloped CBM locations in Wyoming represent 16 years of drilling inventory*****
    - 49 gross PUD Locations
    - 126 gross additional identified probable and possible locations
    - 225 gross additional possible locations

Area of Operation	Gross Locations		
	PUD	Probable, Possible & Contingent*	Total
WTU			
Tar	2	13	15
Ranger	13	1	14
U.Terminal**	19	45	64
Ford	8	14	22
237/Schist**	0	7	7
Total WTU	**42**	**80**	**122**
NWU			
Tar	4	0	4
Ranger	19	0	19
U.Terminal	3	2	5
Total NWU	**26**	**2**	**28**
Total Wilmington	**68**	**82**	**150**
Leroy Pine			
Monterey - Chert	0	16	**16**
Total California	68	98	166
Total Wyoming CBM	49	351	400
Total Gross Locations	**117**	**449**	**566**

* Probable, possible & contingent locations internally generated unrisked estimated potential locations

** 15 gross locations in the WTU Upper Terminal and 7 gross locations in the WTU deep zones 237/Schist comprise total contingent locations

*** Assumes 23 gross producer wells drilled per year in California and 25 gross producer wells in Wyoming

Investing in the Future of Energy NASDAQ (WRES) 42

Warren RESOURCES

Large Resource Potential1 Upside Investing in the Future of Energy NASDAQ (WRES) 43 Oil Resource Potential Upside2 (1) Resource Potential numbers reflect internally generated unrisked resource potential estimates (2) Low end of resource potential estimates Natural Gas Resource Potential Upside2 Area of Operation Low End High End WTU Tar 0.9 1.4 Ranger 0.1 0.2 U.Terminal 4.9 6.8 Ford 2.0 2.2 237/Schist - - Total WTU 8.0 10.6 NWU Tar - - Ranger - - U.Terminal 0.2 0.2 Total NWU 0.2 0.2 Total Wilmington 8.2 11.6 Leroy Pine Monterey - Chert 0.7 1.2 Total California 8.9 12.8 Total Wyoming CBM 50.0 66.7 Total Est. Net Resource Potential Upside 58.9 79.5 Net Resource Potential (in MMBoe)

Change in Proved Reserves - YE13 vs. YE12 Change in Proved Reserves, net MMBoe Balance at 12-31-12: 24.9 Discoveries & Extensions 8.3 Revisions 2.5 Purchase 0.1 Production (2.1) Balance at 12-31-13: 33.7 2012 to 2013 Change: +35% Reserve Replacement Ratio 506% Investing in the Future of Energy NASDAQ (WRES) 44

Year-end 2013 SEC PV-10 Reconciliation Investing in the Future of Energy NASDAQ (WRES) 45 Information on Reserves and PV-10 Value The PV-10 value represents a non-GAAP measure that differs from the standardized measure of discounted future net cash flows presented in Warren's Form 10-K, which includes the effect of future income taxes. The standardized measure of discounted future net cash flows represents the present value of future cash flows attributable to our proved oil and natural gas reserves after income tax, discounted at 10%. The PV-10 value represents the present value of future cash flows attributable to our proved oil and gas reserves before income tax, discounted at 10% per annum. We use PV-10 value when assessing the potential return on investment related to our oil and gas properties. Although it is a non-GAAP measure, we believe that the presentation of the PV-10 value is relevant and useful to our investors because it presents the discounted future net cash flows attributable to our proved reserves prior to taking into account future corporate income taxes and our current tax structure. In accordance with SEC requirements, our reserves, PV-10 value and standardized measure at December 31, 2013 and 2012, were determined using average monthly pricing for 2013 and 2012. These prices reflect adjustment by lease for quality, transportation fees and regional price differences. For the Year Ended December 31, 2013 PV-10 Reconciliation (in 000s) Proved developed $379,310 Proved undeveloped 124,396 PV-10 Value 503,706 Less: future income taxes, discounted at 10% $28,705 Standardized measure of discounted future net cash flows $475,001 Prices Used in Calculating Reserves: Oil (per Bbl) $97.33 Natural Gas (per Mcf) $3.43

EBITDA Reconciliation to Net Income Investing in the Future of Energy NASDAQ (WRES) 46 Year Ended Year Ended Year Ended Year Ended Year Ended 12 Months Ended December 31, 2009 December 31, 2010 December 31, 2011 December 31, 2012 December 31, 2013 March 31, 2014 (in millions) (in millions) (in millions) (in millions) (in millions) (in millions) Net Income ($13.8) $20.4 $21.6 $15.5 $30.4 $35.8 Interest Expense 5.9 3.5 3.2 3.3 3.0 3.0 Income Taxes 0.1 - -0.1 0 0.1 0.0 DD&A 20.6 22 30.5 47.2 44.8 43.6 EBITDA $12.8 $45.9 $55.2 $66.0 $78.2 $82.4

Warren Resources, Inc. Please visit our website: www.warrenresources.com Investing in the Future of Energy NASDAQ (WRES) 47